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                                                                   Exhibit 10.17

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                               DATED APRIL 6, 1998


         THIS FIRST AMENDMENT MADE AND ENTERED INTO at Cleveland, Ohio as of the 24th day of April, 1998, by and between FOREST CITY ENTERPRISES, INC. the "Company" and CHARLES A. RATNER the "Employee" to an Agreement between said parties dated April 6, 1998.

         WHEREAS, the parties to this Agreement had entered into a First Amendment to an Employment Agreement dated February 1, 1994, which Amendment was dated December 6, 1996, and

         WHEREAS, the parties have agreed that said Amendment dated December 6, 1996, shall be in full force and effect notwithstanding that the Employment Agreement dated February 1, 1994, has been terminated.

         NOW THEREFORE, it is agreed that:

         1. The First Amendment dated December 6, 1996, to Employment Agreement (which was dated February 1, 1994) shall remain in full force and effect.

         2. In all other respects the Employment Agreement dated April 6, 1998, is in full force and effect except as amended hereby.

         IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first above written.

                                           FOREST CITY ENTERPRISES, INC.

                                           By:_________________________________
                                               Thomas G. Smith, Secretary


                                           -------------------------------------
                                              CHARLES A. RATNER, Employee